UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2016
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
As previously disclosed, on October 5, 2015, American Apparel, Inc. (the "Company") and certain of its domestic subsidiaries (together with the Company, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") seeking relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The cases are being administered under the caption "In re American Apparel, Inc., et al.", Case No. 15-12055 (BLS) (together, the "Chapter 11 Cases"). The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
On January 11, 2016, the Debtors filed their monthly operating report for the period ended November 30, 2015 (the "Monthly Operating Report") with the Bankruptcy Court. The Monthly Operating Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On January 14, 2016, the Debtors filed with the Bankruptcy Court a First Amended Joint Plan of Reorganization of the Debtors and Debtors in Possession (as further amended and supplemented from time to time, the “Plan”). Information contained in the Plan is subject to change, whether as a result of further amendments to the Plan, third-party actions, or otherwise. A copy of the amended Plan, as filed with the Bankruptcy Court on January 14, 2016, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K and the Exhibits furnished herewith shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing unless explicitly incorporated by reference therein.
Cautionary Statement Regarding Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Cases and is in a format acceptable to the U.S. Trustee. The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
The Company also cautions again that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks, and that if the Plan currently proposed by the Company in the Chapter 11 Cases is consummated, its common stock will be extinguished and the holders of the common stock will not receive any consideration.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K, any Exhibits furnished or filed herewith, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, expectations about the timing and execution of the Company's restructuring plan, future financial condition and future business plans and expectations, including the Monthly Operating Report and statements related to the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Company's Chapter 11 Cases and impacts to its business related thereto. Such forward-looking statements are based upon the current beliefs and expectations of the Company's management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: the risk that the Company may not be able to consummate the restructuring transactions contemplated by the Plan in the Chapter 11 Cases; the transactions contemplated by the Plan and related agreements are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company's control; other risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the effects of the Chapter 11 cases on the Company and on the interests of various constituents, (iii) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, (iv) the length of time the Company will operate under the Chapter 11 Cases, (v) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company's ability to consummate the restructuring transactions contemplated by the Plan, (vi) the potential adverse effects of the Chapter 11 Cases on the Company's liquidity or results of operations and (vii) increased legal and other professional costs necessary to execute the Company's reorganization; the consequences of the acceleration of our debt obligations; our overall liquidity position and ability to continue as a going concern; our ability to generate or obtain from external sources sufficient liquidity for future operations and debt service; consequences of the termination of Dov Charney, our former chief executive officer, including any litigation or regulatory investigations, any alleged actions of Dov Charney, or any impact on our sales or brand related thereto; changes in key personnel, our ability to hire and retain key personnel, and our relationship with our employees; our ability to successfully implement our strategic, operating, financial and personnel initiatives; ability to maintain the value and image of our brand and protect our intellectual property rights; general economic conditions, geopolitical events, other regulatory changes, and inflation or deflation; disruptions in the global financial markets; the highly competitive and evolving nature of our industry in the U.S. and internationally; risks associated with fluctuations and trends of consumer apparel spending in the U.S.; changes in consumer preferences or demand for our products; our ability to attract customers to our retail and online stores; loss or reduction in sales to wholesale or retail customers or financial nonperformance by our wholesale customers; seasonality and fluctuations in comparable store sales and wholesale net sales and associated margins; ability to improve manufacturing efficiency at our production facilities; changes in the price of materials and labor, including increases in the price of raw materials in the global market and minimum wages; ability to pass on the added cost of raw materials and labor to customers; ability to effectively manage inventory levels; risks that our suppliers or distributors may not timely produce or deliver products; ability to renew leases on economic terms; risks associated with our facilities being concentrated in one geographic area; ability to identify new store locations and the availability of store locations at appropriate terms; ability to negotiate new store leases effectively; ability to open new stores and expand internationally; adverse changes in our credit ratings and any related impact on financial costs and structure; continued compliance with U.S. and foreign government regulations and legislation, including environmental, immigration, labor, and occupational health and safety laws and regulations; loss of U.S. import protections or changes in duties, tariffs and quotas, risks associated with our foreign operations and supply sources such as market disruption, changes in import and export laws, and currency restrictions and exchange rate fluctuations; litigation and other inquiries and investigations, including the risks that we, our officers or directors in cases where indemnification applies, will not be successful in defending any proceedings, lawsuits, disputes, claims or audits, and that exposure could exceed expectations or insurance coverage; tax assessments by domestic or foreign governmental authorities, including import or export duties on our products and the applicable rates for any such taxes or duties; the adoption of new accounting standards or changes in interpretations of accounting principles; adverse weather conditions or natural disaster, including those which may be related to climate change; technological changes in manufacturing, wholesaling, or retailing; the risk, including costs and timely delivery issues associated therewith, that information technology systems changes may disrupt our supply chain or operations and could impact cash flow and liquidity, and ability to upgrade information technology infrastructure and other risks associated with the systems that operate our online retail operations; the risk of failure to protect the integrity and security of our information systems and customers' information; and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. The Company's filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Monthly Operating Report for the period ended November 30, 2015.
99.2	First Amended Joint Plan of Reorganization of the Debtors and Debtors in Possession dated January 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC. (Registrant)

Date: January 15, 2016	By: /s/ Hassan N. Natha Name: Hassan N. Natha Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Monthly Operating Report for the period ended November 30, 2015.
99.2	First Amended Joint Plan of Reorganization of the Debtors and Debtors in Possession dated January 14, 2016.